EXHIBIT 99(a)
                                                                   -------------

[LOGO]
INSILCO

Excellence in Electronics and
Telecommunications Components                              FOR IMMEDIATE RELEASE
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                                  NEWS RELEASE
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INVESTORS:  MICHAEL R. ELIA       SR. VICE PRESIDENT & CFO        (614) 791-3117
MEDIA:      MELODYE DEMASTUS      MELROSE CONSULTING              (614) 771-0860


                   INSILCO HOLDING CO. REPORTS Q1 2002 RESULTS

MAY 15, 2002 -- INSILCO HOLDING CO. (OTC BULLETIN BOARD: INSL) today reported sales and operating results for its first quarter ended March 31, 2002. In an effort to provide a better understanding of the changes in its operating results, the Company reported the following results on a proforma EBITDA basis to exclude certain non-recurring, non-operating expense items, such as severance, significant legal and professional fees and acquisition incentive expenses. Proforma EBITDA excludes these items as well as the amortization of goodwill, depreciation, interest and taxes. A complete bridge to reported results is provided in the attached supplemental financial tables.

The Company reported proforma first quarter sales of $51.3 million compared with $80.0 million recorded in last year's first quarter. The decline reflects continued weak demand from the Company's primary markets, in particular the telecommunications market. Proforma EBITDA for the current quarter was $1.2 million compared with $8.5 million recorded last year, reflecting the weak sales volume.

REPORTED RESULTS
The net loss for the Company's current quarter was ($13.5) million compared to a net loss of ($7.3) million recorded a year ago in the first quarter. The current first quarter results included $1.1 million in charges related to the write down of inventory and severance costs. The loss available to common shareholders for the first quarter of 2002 was ($15.7) million or ($10.51) per diluted share, versus a loss of ($9.2) million, or ($6.18) per diluted share, available to common shareholders for the 2001 first quarter.

The Company is continuing to consider and evaluate its strategic alternatives. In addition, it is continuing its on-going discussions with its senior secured lenders and an ad hoc committee of holders of the 12% Notes in an effort to reach an agreement on a consensual restructuring of its capital structure. However, as with any negotiation, there can be no assurance as to when and if such an agreement will be reached.

Insilco Holding Co., through its wholly-owned subsidiary Insilco Technologies, Inc., is a leading global manufacturer and developer of a broad range of magnetic interface products, cable assemblies, wire harnesses, high-speed data transmission connectors, power transformers and planar magnetic products, and highly engineered, precision stamped metal components.

Insilco maintains more than 1.5 million square feet of manufacturing space and has 21 locations throughout the United States, Canada, Mexico, China, Northern Ireland, Ireland and the Dominican Republic serving the telecommunications, networking, computer, electronics, automotive and medical markets. For more information visit our sites at www.insilco.com or www.insilcotechnologies.com.

THE STATEMENTS MADE IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS MAY BE DEEMED FORWARD LOOKING STATEMENTS, AND, AS SUCH, ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, INCLUDING STATEMENTS WITH RESPECT TO: DISCUSSIONS WITH THE NOTE HOLDERS AND SENIOR SECURED LENDERS REGARDING THE COMPANY'S STRATEGIC ALTERNATIVES, CURRENT BUSINESS OPERATIONS AND FINANCIAL RESOURCES, FUTURE PROJECTS, AND THE DEVELOPMENT OF AN APPROPRIATE CAPITAL STRUCTURE. IT IS IMPORTANT TO NOTE THAT RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY INCLUDE, BUT ARE NOT LIMITED TO THE FOLLOWING: THE COMPANY'S ABILITY TO OBTAIN A CONSENSUAL AGREEMENT AMONG THE STAKEHOLDERS TO A RESTRUCTURING OF ITS CAPITAL STRUCTURE, AND THE TIMING THEREOF, THE MARKET CONDITIONS FOR OUR BUSINESS, AND OTHER FACTORS WHICH COULD NEGATIVELY IMPACT OUR OPERATING RESULTS. FURTHER INFORMATION CONCERNING FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS ARE CONTAINED FROM TIME TO TIME IN THE COMPANY'S SEC FILINGS, INCLUDING BUT NOT LIMITED TO THE COMPANY'S REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001AND SUBSEQUENT REPORTS ON FORM 10-Q. COPIES OF THESE FILINGS MAY BE OBTAINED BY CONTACTING THE COMPANY OR THE SEC.

                            -THREE TABLES TO FOLLOW-

                               INSILCO HOLDING CO.
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
             (Amounts in millions, except share and per share data)

                                     Actual

                                                                           Three Months Ended
                                                                                March 31,
                                                                      ----------------------------
                                                                         2002               2001
                                                                      ---------           --------
Sales                                                                 $    51.3               80.0
Cost of sales, excluding depreciation                                      41.7               63.6
Selling, general and administrative expenses, excluding
  depreciation                                                              8.4                9.1
Depreciation and amortization expense                                       2.8                5.1
Significant legal and professional fees                                     1.5                --
Severance and other asset writedowns                                        1.1                0.3
Restructuring charge                                                       (0.3)               --
                                                                      ---------           --------
    Operating income (loss)                                                (3.9)               1.9
Interest expense, net                                                     (12.8)             (12.2)
Other expense, net                                                          0.6                0.4
                                                                      ---------           --------
    Loss before income taxes                                              (16.1)              (9.9)
Income tax benefit                                                          2.6                2.6
                                                                      ---------           --------
    Net loss                                                              (13.5)              (7.3)
                                                                      ---------           --------
Preferred stock dividend                                                   (2.2)              (1.9)
                                                                      ---------           --------
    Net loss available to common                                      $   (15.7)              (9.2)
                                                                      =========           ========

Earnings before other income, interest, taxes, depreciation,
amortization, and one-time items                                      $     1.2                7.3
                                                                      =========           ========

Capital expenditures                                                  $    (0.9)              (2.9)
                                                                      =========           ========

Basic Shares                                                              1,497              1,499
                                                                      =========           ========

Basic loss per share available to common:
Loss from continuing operations                                       $  (10.51)             (6.18)
                                                                      =========           ========
Basic loss per share                                                  $  (10.51)             (6.18)
                                                                      =========           ========

Diluted Shares                                                            1,497              1,499
                                                                      =========           ========

Diluted loss per share available to common:
Loss from continuing operations                                       $  (10.51)             (6.18)
                                                                      =========           ========
Diluted loss per share                                                $  (10.51)             (6.18)
                                                                      =========           ========

                               INSILCO HOLDING CO.
          Reconciliation of EBITDA to Reported Operating Income (Loss)
                                   (Unaudited)
                              (Amounts in millions)

                                                                   Three Months Ended
                                                                         March 31,
                                                                   --------------------
                                                                    2002           2001
                                                                   -----           ----
Sales
Custom Assemblies                                                $  21.2           38.3
Precision Stampings                                                 13.1           17.1
Passive Components                                                  17.0           24.6
                                                                   -----           ----
  Total sales                                                       51.3           80.0
Pro forma cost of sales, excluding depreciation                     41.7           62.6
Pro forma selling, general and administrative expenses,
excluding depreciation                                               8.4            8.9
                                                                   -----           ----
Proforma EBITDA (1) (2)                                              1.2            8.5
  Acquisition related charges                                        --            (1.2)
  Depreciation and amortization expense                             (2.8)          (5.1)
  Significant legal and professional fees                           (1.5)           --
  Severance and other asset writedowns                              (1.1)          (0.3)
  Restructuring charges                                              0.3            --
                                                                   -----           ----
Reported operating income (loss)                                    (3.9)           1.9
                                                                   =====           ====

(1) Pro forma results reflect (i) the exclusion of certain non-recurring, non-operating expense items, such as severence, significant legal and professional fees, asset writedowns and acquisition incentive expenses.

(2) "EBITDA", which is defined as earnings before interest expense (net), income taxes, depreciation and amortization and non-operating items, is not intended to represent and should not be considered more meaningful than, or an alternative to, operating income, cash flows from operating activities or other measures of performance in accordance with generally accepted accounting principles. EBITDA data are included because we understand that such information is used by certain investors as one measure of an issuer's historical ability to service debt. While EBITDA is frequently used as a measure of operations and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies, or used in the Company's debentures, credit or other similar agreements, due to potential inconsistencies in the method of calculation.

                               INSILCO HOLDING CO.
                      Condensed Consolidated Balance Sheets
                                   (Unaudited)
                              (Amounts in millions)

                                                             March 31,     March 31,    December 31,
                                                               2002           2001          2001
                                                              ------         -----         -----
                                Assets
                                ------
Current assets:
  Cash and cash equivalents                                   $ 23.1          44.5          27.2
  Receivables, net                                              35.5          54.1          35.4
  Inventories, net                                              36.3          58.7          40.5
  Current portion of deferred taxes                              --            2.3           --
  Prepaid expenses                                               2.6           4.2           2.2
                                                              ------         -----         -----
       Total current assets                                     97.5         163.8         105.3

Property, plant and equipment, net                              50.3          59.7          52.4
Goodwill and other intangibles, net                              0.6         157.4           0.6
Deferred taxes                                                   --            4.3           --
Other assets and deferred charges                               14.9          16.7          16.3
                                                              ------         -----         -----
       Total assets                                           $163.3         401.9         174.6
                                                              ======         =====         =====

                 Liabilities and Stockholders' Deficit
                 -------------------------------------
Current liabilities:
  Accounts payable                                            $ 12.1          30.6          15.4
  Accrued expenses and other                                    18.2          31.5          19.3
  Accrued interest payable                                       9.4           3.5           6.4
  Estimated income taxes                                         4.5          22.0           3.5
  Current portion of long-term debt                            459.6           5.2         455.7
  Current portion of long-term obligations                       0.9           0.9           0.9
                                                              ------         -----         -----
       Total current liabilities                               504.7          93.7         501.2

Senior Bank Debt                                                 --          216.3           --
12% Senior Subordinated Notes                                    --          119.8           --
14% Senior Discount Notes                                        --           98.5           --
Other long-term debt                                             0.3           0.3           0.3
                                                              ------         -----         -----
  Total long term debt                                           0.3         434.9           0.3
Other long-term obligations                                     23.8          22.2          24.7
Preferred stock                                                 57.4          49.0          55.2
Stockholders' deficit                                         (422.9)       (197.9)       (406.8)
                                                              ------         -----         -----
       Total liabilities and stockholders' deficit            $163.3         401.9         174.6
                                                              ======         =====         =====